UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 22, 2019
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION.
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ANH	New York Stock Exchange
Series A Cumulative Preferred Stock, $0.01 Par Value	ANHPRA	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, $0.01 Par Value	ANHPRB	New York Stock Exchange
Series C Cumulative Redeemable Preferred Stock, $0.01 Par Value	ANHPRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Exchange Act.
Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02(a).	Departure of Directors or Certain Officers.

On May 22, 2019, Mr. Lee A. Ault, III, a director on the board of directors (the “Board”) of Anworth Mortgage Asset Corporation (“Anworth”) and a member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of the Board, retired from the Board and each committee.  Mr. Ault’s retirement from the Board did not stem from any disagreement with Anworth or its management, operations, policies, or practices.  Mr. Ault did not stand for re-election to the Board at Anworth’s 2019 Annual Meeting of Stockholders, and accordingly, his term expired on May 22, 2019, the date of the 2019 Annual Meeting and his retirement from the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2019, Anworth held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.  The six nominees proposed by the Board were elected as directors to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified by the following final voting results:

Nominee	For	Against	Abstain
Joseph E. McAdams	44,633,953	3,417,288	871,905
Joe E. Davis	41,877,151	6,194,834	851,161
Robert C. Davis	44,153,481	3,918,205	851,460
Lloyd McAdams	42,768,488	5,271,375	883,283
Mark S. Maron	45,969,783	2,091,331	862,032
Dominique Mielle	46,356,503	1,702,618	864,025

2.  The advisory vote to approve the compensation of our Named Executive Officers was approved.  The proposal received the following final voting results: for: 29,123,646; against: 16,768,724; and abstentions: 3,030,776.

3.  The ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved.  The proposal received the following final voting results: for: 84,215,614; against: 2,895,943; and abstentions: 859,515.

Item 8.01.	Other Events.

On May 23, 2019, Anworth issued a press release announcing the final voting results of the Annual Meeting.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 99.1

Press release dated May 23, 2019 announcing the final voting results of Anworth’s 2019 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	May 23, 2019	By:	/s/ Charles J. Siegel
Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press release dated May 23, 2019 announcing the final voting results of Anworth’s 2019 Annual Meeting.